UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2006

                           Pure Vanilla eXchange, Inc.
             (Exact name of registrant as specified in its charter)


               Nevada               000-52023          98-0442839
   (State or other jurisdiction    (Commission       (IRS Employer
         of incorporation)         File Number)    Identification No.)


      805 3rd Avenue, 15th Floor                         10022
             New York, NY                              (Zip Code)
(Address of principal executive offices)


        Registrant's telephone number, including area code: 212-972-1600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      On December 15, 2006, Pure Vanilla eXchange, Inc., a Nevada corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Nimble Group, Inc., a Delaware corporation ("Nimble"), and PVNX Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), pursuant to which the Company will acquire Nimble (the "Merger").

      Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, each share of Nimble's common stock, par value $0.001 per share, issued and outstanding immediately prior to the effective time of the Merger (other than shares held by the Company and any dissenting stockholders), will be converted into 1.306 shares of common stock of the Company, par value $0.001 per share. At the effective time of the Merger, each security convertible into or exercisable for Nimble common stock issued and outstanding immediately prior to the effective time of the Merger will become convertible into or exercisable for common stock of the Company, subject to adjustment at the exchange ratio.

      As of the date of the Merger Agreement, there were 8,333,605 shares of Nimble common stock issued and outstanding and an additional 13,203,313 shares of Nimble common stock reserved for issuance upon conversion or exercise of securities outstanding on the date of the Merger Agreement that are convertible into or exercisable for shares of common stock. Prior to the effectiveness of the Merger, Nimble intends to offer to exchange $1,990,044 in principal amount of indebtedness outstanding on the date hereof and not convertible by its terms for (i) one share of its common stock and (ii) a warrant to purchase 0.25 shares of Nimble common stock at an exercise price of $2.75 per share for each $0.8218 of principal amount of indebtedness so exchanged (the "Loan Conversion"). The number of shares of Nimble common stock outstanding on a fully-diluted basis is 24,937,125 shares (which assumes the conversion or exercise in full of all securities currently outstanding that are convertible into or exchangeable for shares of Nimble common stock and that all $1,990,044 in principal amount of indebtedness is exchanged pursuant to the Loan Conversion). At the effective time of the Merger, the holders of the 24,937,125 shares of Nimble common stock that is issued and outstanding (on a fully diluted basis) will own 35% of the common stock of the Company that is issued and outstanding (on a fully diluted basis).

      As previously disclosed in the Company's registration statement on Form 10-SB filed with the Securities and Exchange Commission on May 26, 2006, the Company is the successor to a company that was organized by the principals of Nimble in August 2005. Since January 2006, the Company has licensed from Nimble the computer software programs, manuals and other information essential to the Company's business. There is significant common ownership between the two companies. Jed Schutz is the largest stockholder of each company. George Benedict, the second largest stockholder of Nimble, holds over 6% of the Company's issued and outstanding common stock. Two of the four members of the Company's board of directors, Steven Yevoli and Jed Schutz, are also members of Nimble's board of directors. Under a services agreement between the Company and Nimble, Nimble presently provides the Company with operational services and the services of key management personnel. Mr. Yevoli, who provides some of those operational and management services and is the Chairman of the Company's board of directors, is also the President of Nimble. In addition, Nimble subleases office space from the Company.


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      The Merger Agreement has been approved unanimously by the boards of directors of both the Company and Nimble. While the Company and Nimble have each done their best to effect the transaction on terms that it deems fair and in the best interests of their respective stockholders, including obtaining third party valuations, given the pre-existing relationships between the two companies and the overlap in officers and directors, the Merger was not the result of arm's length negotiations. The respective stockholders of the Company and Nimble cannot be assured that the terms, conditions and consideration to be exchanged in the Merger would not be more beneficial to them if the Merger had been the result of arm's length negotiations.

      Nimble has made certain representations and warranties in the Merger Agreement to the Company and Merger Sub and has agreed to certain covenants customary in transactions of this type. Until the Merger is completed, Nimble has agreed to operate its business in the ordinary course consistent with past practice and not to take certain actions specified in the Merger Agreement. The representations and warranties contained in the Merger Agreement do not survive the completion of the Merger.

      The consummation of the Merger is subject to certain specified closing conditions, including the approval of the Merger by the affirmative vote of a majority of the holders of Nimble's common stock and the absence of a material adverse change in the Company and Nimble. There can be no assurances that the Merger will be consummated.

      The Merger Agreement contains certain termination rights for both Nimble and the Company.

      The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement dated December 13, 2006, which is attached hereto as Exhibit
2.1 and is incorporated herein by reference.

Cautionary Statements

      The Merger Agreement contains representations and warranties that the parties have made to each other as of specific dates and do not purport to be accurate as of the date of this filing. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been intended not as statements of fact, but rather as a way of allocating risk between the parties where the parties did not have complete knowledge of all facts, instead of establishing such matters as facts. Accordingly, they should not be relied on as statements of factual information. Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries.


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      This report includes "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this report, including statements regarding the consummation of the Merger, are forward-looking statements. These forward-looking statements are necessarily subject to risks and uncertainties including, but not limited to, the approval of the Merger by the stockholders of Nimble, the satisfaction of the conditions to closing contained in the Merger Agreement and the effect of economic and business conditions. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it cannot give any assurance that such expectations will be fulfilled. Stockholders and potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. The forward-looking statements are only made as of the date of this report and the Company does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.


Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits

            2.1 Agreement and Plan of Merger, dated as of December 15, 2006, by and among Pure Vanilla eXchange, Inc., PVNX Acquisition Corp. and Nimble Group, Inc.

            99.1 Press Release, dated December 19, 2006, issued by Pure Vanilla eXchange, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                                    PURE VANILLA EXCHANGE, INC.

Date: December 19, 2006
                                                    By: /s/Steven Yevoli
                                                        -----------------------
                                                        Steven Yevoli
                                                        Chairman of the Board